UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              February 16, 2006

HSBC USA INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-7436 (Commission File Number)	13-2764867 (IRS Employer Identification Number of Registrant)
452 Fifth Avenue, New York, New York (Address of principal executive offices of registrant		10018 (Zip Code)

Registrant's telephone number, including area code 212/525-3735

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On February 16, 2006, HSBC USA Inc. announced its results of operations for the quarter and year ended December 31, 2005. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The information furnished under Item 2.02 of this Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(d)		Exhibits
Exhibit Number 99.1 Press Release, dated February 16, 2006, issued by HSBC USA Inc.
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SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HSBC USA INC. By: /s/ J.R. Simpson Name: Joseph R. Simpson Title: Chief Accounting Officer
Dated: February 16, 2006
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